Exhibit 10.2

EXECUTION VERSION

FIFTH OMNIBUS JOINDER AND AMENDMENT AGREEMENT

This FIFTH OMNIBUS JOINDER AND AMENDMENT AGREEMENT (this “Joinder and Amendment”) is dated as of March 9, 2015 (the “Effective Date”) and entered into by and among each entity set forth on the signature pages hereto and identified therein as the existing borrowers (each, an “Existing Borrower” and collectively, the “Existing Borrowers”), and each entity set forth on the signature pages hereto joining as a borrower (each, a “Joining Borrower”, and collectively, the “Joining Borrowers”, and together with the Existing Borrowers, the “Borrowers”), AMERICAN HOMES 4 RENT, L.P., a Delaware partnership, AH4R PROPERTIES, LLC, a Delaware limited liability company and AMERICAN HOMES 4 RENT I, LLC, a Delaware limited liability company (each as the “Existing Pledgors/Guarantors”), and such other entity set forth on the signature pages hereto joining as a pledgor/guarantor (the “Joining Pledgor/Guarantor”, and together with the Existing Pledgors/Guarantors, the “Pledgors/Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (as “Lead Arranger”) and each entity set forth on the signature pages hereto as a lender (each, a “Lender”, and collectively, the “Lenders”).

RECITALS

WHEREAS, Existing Borrowers and Lead Arranger entered into (a) that certain Master Loan and Security Agreement, dated as of March 7, 2013, as supplemented and amended by (i) that certain Increased Commitment Supplement, Omnibus Joinder and Amendment Agreement, dated as of June 6, 2013 (the “June 6 Supplement and Joinder”), (ii) that certain Second Omnibus Joinder and Amendment Agreement, dated as of June 21, 2013 (the “June 21 Supplement and Joinder”), (iii) that certain Notice and Acknowledgment with respect to Master Loan and Security Agreement, dated as of August 7, 2013 (the “August 7 Notice and Acknowledgement”), (iv) that certain Increased Commitment Supplement and Third Omnibus Amendment Agreement, dated as of September 30, 2013, and (v) that certain Amendment Number Four to the Master Loan and Security Agreement, dated as of October 29, 2014 (collectively, the “Loan Agreement”), and (b) and the other Loan Documents listed on Schedule 1 hereto (the “Borrower Agreements”);

WHEREAS, the Existing Pledgor/Guarantors and Lead Arranger entered into that certain Pledge and Guaranty Agreement, dated as of March 7, 2013, as supplemented and amended by (i) the June 6 Supplement and Joinder and (ii) the June 21 Supplement and Joinder (collectively, the “Pledge and Guaranty”);

WHEREAS, Existing Borrowers, Existing Pledgors/Guarantors, Lead Arranger and Lenders each desire to add the Joining Borrowers as borrowers and the Joining Pledgor/Guarantor as pledgor and guarantor under the relevant Loan Documents, all as more fully set forth in this Joinder and Amendment; and

WHEREAS, the parties hereto agree to amend and supplement each Loan Document in the manner provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.                                          Defined Terms and Interpretation.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement or the Pledge and Guaranty, as the case may be.  The rules of interpretation set forth in Section 2.02 of the Loan Agreement are incorporated herein mutatis mutandis.

Section 2.                                          Effectiveness of this Joinder and Amendment.  The parties hereto agree that this Joinder and Amendment shall be effective as of the Effective Date (subject to the satisfaction of the conditions precedent set forth in Section 8 hereof).  The parties hereto further agree that this Joinder and Amendment shall, for all intents and purposes, be a “Joinder Agreement” as defined in the Loan Agreement.

Section 3.                                          Addition of Joining Borrowers.  As of the Effective Date, each of the Borrower Agreements is hereby amended to add each Joining Borrower as a Borrower thereunder and thereafter, all references to “Borrower” and “Borrowers” in this Joinder and Amendment, the Loan Agreement, any of the other Borrower Agreements and all other Loan Documents shall include each of Existing Borrowers and each of the Joining Borrowers, as the context shall require.

Section 4.                                          Addition of Joining Pledgor/Guarantor.  As of the Effective Date, the Pledge and Guaranty is hereby amended to add the Joining Pledgor/Guarantor as a Pledgor/Guarantor thereunder and thereafter, all references to “Pledgor/Guarantor” and “Pledgors/Guarantors” in this Joinder and Amendment, the Loan Agreement, the Pledge and Guaranty and any other Loan Document shall include each of the Existing Pledgors/Guarantors and the Joining Pledgor/Guarantor, as the context shall require.

Section 5.                                          Amendments to Loan Agreement.  Effective as of the Effective Date, the Loan Agreement is hereby further amended as follows:

(a)                                 The definitions of “Applicable Interest Rate” and “Operating Account” in Article 2 of the Loan Agreement are hereby amended and restated in their respective entireties to read as follows (with the modified text underlined for review purposes):

“Applicable Interest Rate”: For any Collection and Reporting Period, (x) the greater of (A) zero percent (0.00%) and (B) the LIBO Rate for such Collection and Reporting Period plus (y) the applicable Applicable Spread, which shall be subject to adjustment and/or conversion as provided in Sections 12.01 and 12.02; provided, that while an Event of Default has occurred, the Applicable Interest Rate shall be, at Lender’s election, the Default Rate.

“Operating Account”:  With respect to each Borrower, the separate trust account established by such Borrower (or in the case of each Borrower joined to this Agreement as of June 6, 2013, by AH4R Properties on behalf of such joining Borrowers, in the case of each Borrower joined to this Agreement as of June 21, 2013, by AH4R I on behalf of such joining Borrowers) for the benefit of Lender and maintained pursuant to this Agreement into which all related Net Income collected with respect to SF Properties shall be deposited as provided in this Agreement.  Each Operating Account shall be established at the Account Bank with the related account number as identified on Schedule 6 attached hereto and shall be subject to an Account Control Agreement; provided, that as used in the definition of “Required Amount” and in Sections 3.08(a), 5.01(d)(ii), 5.04, 8.26 and 10.01(q) (and for all purposes of determining whether the Borrowers have maintained the “Required Amount”).

(b)                                 Article 2 of the Loan Agreement is hereby amended to add the following new defined term in appropriate alphabetical order:

“AMH Portfolio One”: AMH Portfolio One, LLC.

(c)                                  The second sentence of Section 3.01(d)(1) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Any amount paid by the Borrowers for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Lead Arranger in a segregated, non-interest bearing account.

(d)                                 Clause Third of Section 5.02(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Third, [reserved]; and

(e)                                  The third to last sentence of Section 7.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows (with the modified text underlined for review purposes):

No Borrower, other than AH4R Properties, AH4R I, AMH Portfolio One and American Homes 4 Rent, L.P., has any Subsidiaries.

(f)                                   The lead-in paragraph to Article 8 is hereby amended and restated in its entirety to read as follows (with the modified text underlined for review purposes):

From the date hereof until the Secured Obligations (other than contingent indemnification obligations that have not yet been asserted) are paid in full and the Loan Documents are terminated, each Borrower (unless otherwise specified herein) shall perform and observe the following covenants, which shall (a) be given independent effect (so that if a particular action or condition is prohibited by any covenant, the fact that it would be permitted by an exception to or be otherwise within the limitations of another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists), (b) shall also apply to all Subsidiaries of such Borrower, other than Subsidiaries of AH4R Properties, AH4R I, AMH Portfolio One or the OP Borrower that are not otherwise Borrowers hereunder and (c) for the sake of clarity, apply to all Borrowers hereunder; except for the following covenants, which shall not apply to the OP Borrower: (i) the second and third sentences of Section 8.03, (ii) Section 8.05 and (iii) Section 8.17.

(g)                                  Section 8.01(b)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows (with the modified text underlined for review purposes):

(i) not engage in any lines of business other than the business of acquiring, owning, renovating, leasing and disposing of residential real properties and all activities incidental thereto, as conducted by it as of the Closing Date; provided that (a) this clause (i) shall not apply to the OP Borrower, (b) in the case of AH4R Properties, such Borrower shall be entitled to engage in activities related to its ownership of each other Borrower joined this Agreement on June 6, 2013, (c) in the case of AH4R I, such Borrower shall be entitled to engage in activities related to its ownership of each other Borrower joined to this Agreement on June 21, 2013 and AH4R I CA, LLC, and (d) in the case of AMH Portfolio One, such Borrower shall be entitled to engage in activities related to its ownership of Beazer Pre-Owned Homes LLC and Beazer Pre-Owned Homes II LLC; and

(h)                                 The first sentence of Section 8.03 of the Loan Agreement is hereby amended and restated in its entirety to read as follows (with the modified text underlined for review purposes):

Except as expressly permitted by the terms of this Agreement, Borrower shall not enter into a merger or consolidation (except that AH4R Properties, AH4R I, AMH Portfolio One and the OP Borrower may enter into mergers or consolidations so long as AH4R Properties, AH4R I, AMH Portfolio One or the OP Borrower (as applicable) is the surviving party), or liquidate, wind up or dissolve, or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets (including, without limitation, receivables and leasehold interests) or properties whether now owned or hereafter acquired (other than the lease or sublease of its assets or properties in the ordinary course of business), without the consent of Lender; provided, however, that nothing herein shall prohibit the OP Borrower from (i) conveying, transferring or otherwise disposing of any of its assets to its Subsidiaries or (ii) making or paying any dividend or distribution to the Parent Guarantor or any limited partner of the OP Borrower.

(i)                                     The Loan Agreement is hereby amended by deleting Schedule 5 attached thereto in its entirety and replacing such Schedule 5 with Schedule 2 attached to this Joinder and Amendment.

(j)                                    The Loan Agreement is hereby amended by deleting Schedule 8.03 attached thereto in its entirety and replacing such Schedule 8.03 with Schedule 3 attached to this Joinder and Amendment.

(k)                                 Schedule 12 to the Loan Agreement is hereby amended to add the additional information set forth on Schedule 4 attached to this Joinder and Amendment.

Section 6.                                          Amendments to Pledge and Guaranty.  Effective as of the Effective Date, the Pledge and Guaranty is hereby amended as follows:

(a)                                 Schedule 1 to the Pledge and Guaranty is hereby amended to add the additional information set forth Schedule 5 attached to this Joinder and Amendment.

Section 7.                                          Amendments to Account Control Agreement. Effective as of the Effective Date, the Account Control Agreement described on Schedule 6 hereto (the “Account Control Agreement”) is hereby amended to delete Schedule 1 attached thereto in its entirety, and replace such Schedule 1 with Schedule 6 attached to this Joinder and Amendment.

Section 8.                                          Conditions Precedent.  Notwithstanding the foregoing or anything contained herein to the contrary, as a condition precedent to the effectiveness of this Joinder and Amendment, Lead Arranger shall have received the following, each in form and substance acceptable to Lead Arranger:

(i)                       this Joinder and Amendment duly executed by each Borrower and each Pledgor/Guarantor and acknowledged by Parent Guarantor, Asset Manager and Account Bank;

(ii)                    a Management Agreement duly executed by the Asset Manager and each Joining Borrower;

(iii)                 two (2) new Notes duly executed by each Borrower; provided that upon receipt of each applicable new Note, each Lender shall return its respective original Note to the Existing Borrowers in accordance with the procedures set forth in Section 3.02(a) of the Loan Agreement;

(iv)                evidence that an Operating Account shall have been established for each of the Joining Borrowers, with the Account Bank;

(v)                   a Power of Attorney duly executed by each Joining Borrower;

(vi)                the original limited liability company certificates evidencing 100% of the Capital Stock of each Joining Borrower together with appropriate transfer and assignment documents in blank duly executed or endorsed by the applicable Pledgor/Guarantor;

(vii)             for each Joining Borrower, insurance certificates evidencing that each such Joining Borrower is listed as an additional insured under each of the insurance policies currently insuring the Existing Borrowers; and

(viii)          for each Joining Borrower and each Joining Pledgor/Guarantor, each of the items set forth in Section 6.01(a)(ii) (good standing certificate), Section 6.01(a)(iii) (Governing Documents and incumbency), Section 6.01(a)(iv) (Closing Certificate), Section 6.01(a)(vii) (opinions of counsel), and Section 6.01(a)(viii) (amendments to Governing Documents);

and each Lender shall have completed to its satisfaction such due diligence of such Joining Borrower and each Joining Pledgor/Guarantor (including, Lender’s “Know Your Customer” and Anti-Terrorism Laws diligence) and modeling as each such Lender may require in its discretion.

Section 9.                                          Agreements of Each Joining Borrower as a Borrower.  Except as otherwise provided herein, each Joining Borrower hereby agrees to be bound by, and comply with, the terms and conditions of each of the Borrower Agreements, as a Borrower under the Loan Agreement, including, without limitation, (i) any terms relating to the repayment of any Advance, (ii) the grant of a first priority security interest in the Collateral owned by such Joining Borrower, (iii) the applicable conditions precedent prior to any Advance made by Buyer under the Loan Agreement, (iv) the special purpose entity provisions of Section 9.01 of the Loan Agreement (subject to the exceptions set forth therein), (v) all representations and warranties with respect to itself and its Collateral as set forth in the Loan Agreement, (vi) all covenants as set forth in the Loan Agreement and each other Borrower Agreement and (vii) all indemnification obligations applicable to a Borrower under any Borrower Agreement.  Each Event of Default set forth in Section 10.01 of the Loan Agreement shall apply to each Joining Borrower.

Section 10.                                   Agreements of Each Joining Pledgor/Guarantor as a Pledgor/Guarantor.  Each Joining Pledgor/Guarantor hereby agrees to be bound by, and comply with, the terms and conditions of each of the Pledge and Guaranty, as a Pledgor/Guarantor under the Pledge and Guaranty, including, without limitation, (i) the grant of a first priority security interest in the Pledged Collateral owned by such Joining Pledgor/Guarantor, (ii) all representations and warranties with respect to itself and its Pledged Collateral as set forth in the Pledge and Guaranty, (iii) all covenants as set forth in the Pledge and Guaranty and (iv) all indemnification obligations applicable to a Pledgor/Guarantor under the Pledge and Guaranty

Section 11.                                   Joining Borrower Representations.  Each Joining Borrower has been duly organized and validly exists in good standing as a corporation, limited liability company or limited partnership, as applicable, under the laws of the jurisdiction of its incorporation, organization or formation.  Each Joining Borrower (a) has all requisite power, authority, legal right, licenses and franchises, (b) is duly qualified to do business in all jurisdictions necessary, and (c) has been duly authorized by all necessary action, to (w) own, lease and operate its properties and assets, (x) conduct its business as presently conducted, and (y) execute, deliver and perform its obligations under the Loan Documents to which it is a party, including the pledge of the Collateral, except, in the cases of clauses (a), (b), (c)(w) and (c)(x), where the failure to do so could not reasonably be expected to have a Material Adverse Effect.  Each Joining Borrower’s exact legal name is set forth on the signature pages of this Joinder and Amendment.  Each Joining Borrower’s location (within the meaning of Article 9 of the UCC) is set forth on Schedule 4 attached hereto, and the offices where such Joining Borrower keeps all records (within the meaning of Article 9 of the UCC) relating to the Collateral (other than property management offices maintained pursuant to the Management Agreements) and such Joining Borrower’s chief executive office are as of the Effective Date at the address of such Joining Borrower referred to in Schedule 4.  Except as described on Schedule 4 attached hereto, no Joining Borrower has changed its name or location (within the meaning of Article 9 of the UCC) within the twelve (12) months preceding the Effective Date.  As of the Effective Date, each Joining Borrower’s organizational identification number and its tax identification number are set forth on Schedule 4 attached hereto.  The fiscal year of each Joining Borrower is the calendar year.  As of the Effective Date, no Joining Borrower has any Indebtedness, Contractual Obligations or Investments other than (a) the Loan Documents, (b) the Indebtedness, Contractual Obligations and Investments described on Schedule 34 attached hereto and (c) the Indebtedness, Contractual Obligations and Investments permitted under Section 8.05 of the Loan Agreement.  As of the Effective Date, no Joining Borrower has any trade names other than as described on Schedule 4 attached hereto.

Section 12.                                   Joining Pledgor/Guarantor Representations. The Joining Pledgor/Guarantor has been duly organized and validly exists in good standing as a limited liability company under the laws of the jurisdiction of its incorporation, organization or formation.  The Joining Pledgor/Guarantor (a) has all requisite power, authority, legal right, licenses and franchises, (b) is duly qualified to do business in all jurisdictions necessary, and (c) has been duly authorized by all necessary action, to (w) own, lease and operate its properties and assets, (x) conduct its business as presently conducted, and (y) execute, deliver and perform its obligations under the Loan Documents to which it is a party, including the pledge of the Pledged Collateral, except, in the cases of clauses (a), (b), (c)(w) and (c)(x), where the failure to do so could not reasonably be expected to have a Material Adverse Effect.  The Joining Pledgor/Guarantor’s exact legal name is set forth on the signature pages of this Joinder and Amendment.  The Joining Pledgor/Guarantor’s location (within the meaning of Article 9 of the UCC) is set forth on Schedule 5 attached hereto, and the offices where such Joining Pledgor/Guarantor keeps all records (within the meaning of Article 9 of the UCC) relating to the Pledged Collateral and such Joining Pledgor/Guarantor’s chief executive office are as of the Effective Date at the address of such Joining Pledgor/Guarantor referred to in Schedule 5.  The Pledged Interests owned by the Joining Pledgor/Guarantor are set forth on Schedule 5 hereto.  Except as described on Schedule 5 attached hereto, the Joining Pledgor/Guarantor has not changed its name or location (within the meaning of Article 9 of the UCC) within the twelve (12) months preceding the Effective Date.  As of the Effective Date, the Joining Pledgor/Guarantor’s organizational identification number and its tax identification number are set forth on Schedule 5 attached hereto.  As of the Effective Date, the Joining Pledgor/Guarantor does not have any trade names other than as described on Schedule 5 attached hereto.

Section 13.                                   Joint and Several Liability.  Notwithstanding anything in the Borrower Agreements to the contrary, each Joining Borrower hereby acknowledges and agrees with the Existing Borrowers that all Borrowers are and shall be jointly and severally liable to the Lenders pursuant to Section 18.23 of the Loan Agreement.  Notwithstanding anything in the Pledge and Guaranty to the contrary, the Joining Pledgor/Guarantor hereby acknowledges and agrees with the Existing Pledgors/Guarantors that the guarantee made by each Pledgor/Guarantor under the Pledge and Guaranty shall be a guarantee of the Obligations on a joint and several basis and that all Pledgors/Guarantors are and shall be jointly and severally liable to the Lenders for all obligations of each Pledgor/Guarantor under the Pledge and Guaranty.

Section 14.                                   Representations and Warranties.  In order to induce Lead Arranger and the Lenders to enter into this Joinder and Amendment and to supplement the Borrower Agreements in the manner provided herein, each Borrower hereby represents and warrants that (a) this Joinder and Amendment and the Notes executed pursuant hereto are Loan Documents as defined in the Loan Agreement, (b) the representations and warranties contained in the Loan Agreement and contained in the other Loan Documents are true and correct in all material respects as to each Borrower and each Pledgor/Guarantor as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (c) no Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to this Joinder and Amendment.

Section 15.                                   Further Assurances.  Borrowers and Pledgors/Guarantors shall each take any and all further actions and execute and deliver any and all such further documents and undertakings as are necessary or reasonably requested by Lender to effectuate the purposes of this Joinder and Amendment in accordance with Section 8.04(a) of the Loan Agreement and Section 6(j) of the Pledge and Guaranty.  The undertakings set forth in this Section 15 shall survive the execution and delivery of this Joinder and Amendment.

Section 16.                                   Effect of Joinder and Amendment.  The terms and provisions set forth in this Joinder and Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents, as applicable, and except as expressly modified and superseded by this Joinder and Amendment, the terms and provisions of the Loan Documents, as applicable, are ratified and confirmed and shall continue in full force and effect.  Borrowers and Lender(s) agree that the Loan Documents that are amended hereby shall continue to be in full force and effect, and the legal, valid and binding obligations of Borrowers or the Pledgors/Guarantors, as applicable, enforceable against each of them in accordance with their respective terms.  Reference to this Joinder and Amendment need not be made in any Loan Document or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, any Loan Document, any reference in any of such items to any Loan Document being sufficient to refer to such Loan Document as amended hereby.

Section 17.                                   Reserved.

Section 18.                                   Successors and Assigns.  This Joinder and Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 19.                                   Governing Law.  This Joinder and Amendment and any claim, dispute or controversy arising under or related to or in connection with this Joinder and Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of laws principles other than Section 5-1401 of the New York General Obligations law which shall govern.

Section 20.                                   Counterparts, Effectiveness.  This Joinder and Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties agree that this Joinder and Amendment and any notices hereunder may be transmitted between them by email and/or facsimile.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

Section 21.                                   Notices. The address of each Joining Borrower for receiving notices and for all other purposes of the Borrower Agreements shall be as set forth on Schedule 4 attached hereto.  The address of each Joining Pledgor/Guarantor for receiving notices and for all other purposes of the Pledge and Guaranty shall be as set forth on Schedule 5 attached hereto.

Section 22.                                   Entire Agreement.  This Joinder and Amendment and all other instruments, documents and agreements executed and delivered in connection with this Joinder and Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Joinder and Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

Section 23.                                   Survival.  All representations and warranties made in this Joinder and Amendment or any other Loan Document including any Loan Document furnished in connection with this Joinder and Amendment shall survive the execution and delivery of this Joinder and Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

EXISTING BORROWERS:

AMERICAN HOMES 4 RENT PROPERTIES ONE, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES TWO, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES THREE, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES FOUR, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES FIVE, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES SIX, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

AMERICAN HOMES 4 RENT, L.P., a Delaware
limited partnership

By:	AMERICAN HOMES 4 RENT, a Maryland real estate investment trust, its General Partner

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AH4R PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT I, LLC, a Delaware limited liability company

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO AS EXISTING INITIAL BORROWERS:

By:	AH4R PROPERTIES, LLC, a Delaware limited liability company, its sole member

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO AS EXISTING SUBSEQUENT BORROWERS:

By:	AMERICAN HOMES 4 RENT I, LLC, a Delaware limited liability company, its sole member

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

SIGNATURE PAGES CONTINUED

JOINING BORROWERS:

AMH PORTFOLIO ONE, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO AS JOINING BORROWERS:

By:	AMH Portfolio One, LLC, a Delaware limited liability company, its sole member

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES SEVEN, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES EIGHT, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES NINE, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT PROPERTIES TEN, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

SIGNATURE PAGES CONTINUED

EXISTING PLEDGORS/GUARANTORS:

AMERICAN HOMES 4 RENT, L.P., a Delaware limited partnership

By:	AMERICAN HOMES 4 RENT, a Maryland real estate investment trust, its General Partner

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AH4R PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT I, LLC, a Delaware limited liability company

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

JOINING PLEDGOR/GUARANTOR:

AMH PORTFOLIO ONE, LLC, a Delaware limited liability company

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

SIGNATURE PAGES CONTINUED

LEAD ARRANGER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Derrick Land
Name:	Derrick Land
Title:	Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derrick Land
Name:	Derrick Land
Title:	Vice President

J.P. MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Vice President

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

SIGNATURE PAGES CONTINUED

ACKNOWLEDGED AND AGREED TO AS OF THE EFFECTIVE DATE:

PARENT GUARANTOR:

AMERICAN HOMES 4 RENT, a Maryland real estate
investment trust

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

ASSET MANAGER:

AMERICAN HOMES 4 RENT MANAGEMENT
HOLDINGS, LLC, a Delaware limited liability company,
as Asset Manager

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

ACCOUNT BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Perry J. Monroe
Name:	Perry J. Monroe
Title:	Director

Signature Page to Fifth Omnibus Joinder and Amendment Agreement (AH4R)

ANNEX I

TO OMNIBUS JOINDER AND AMENDMENT AGREEMENT

EXISTING INITIAL BORROWERS

AH4R - FL 2, LLC AH4R - FL 4, LLC AH4R - FL 11, LLC AH4R - GA, LLC AH4R - GA 2, LLC AH4R - GA 3, LLC AH4R - GA 4, LLC AH4R - IL, LLC AH4R - TN 3, LLC

EXISTING SUBSEQUENT BORROWERS

AH4R I FL, LLC AH4R I FL Orlando, LLC AH4R I GA, LLC AH4R I IL, LLC AH4R I IN, LLC AH4R I NC, LLC AH4R I OH, LLC AH4R I TX, LLC

JOINING BORROWERS

Beazer Pre-Owned Homes LLC
Beazer Pre-Owned Homes II LLC